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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BAIN CAPITAL SPECIALTY FINANCE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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April 7, 2017
Dear Stockholder:

        You are cordially invited to attend the 2017 Annual Meeting of Stockholders (the "Annual Meeting") of Bain Capital Specialty Finance, Inc. (the "Company," "we," "us," or "our") to be held at the offices of the Company's Counsel, Dechert LLP, at 100 Oliver Street, Boston, MA 02110, on Tuesday, May 9, 2017, at 2:30 p.m. Eastern Time. Please note that if you plan to attend the Annual Meeting in person, photographic identification will be required for admission.

        At the Annual Meeting, you will be asked to elect one Class I Director of the Company who will serve for a three-year term expiring at the 2020 annual meeting of stockholders or until his successor is duly elected and qualified.

        The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement include information relating to the election of the Class I Director nominee.

        Your vote is extremely important to us. If you will not attend the Annual Meeting in person, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

        On behalf of management and the Board of Directors, we thank you for your continued support of the Company.

Sincerely,
/s/ MICHAEL EWALD Michael Ewald Chief Executive Officer

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE OR USE THE INTERNET OR TELEPHONE VOTING OPTIONS TO CAST YOUR VOTE AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT.

BAIN CAPITAL SPECIALTY FINANCE, INC.
200 CLARENDON STREET, 37th FLOOR
BOSTON, MASSACHUSETTS 02116
NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 9, 2017

        Notice is hereby given to holders of shares of common stock of Bain Capital Specialty Finance, Inc., a Delaware corporation (the "Company," "we," "us," or "our"), that the 2017 Annual Meeting of Stockholders (the "Annual Meeting") will be held at the offices of the Company's Counsel, Dechert LLP, at 100 Oliver Street, Boston, MA 02110, on Tuesday, May 9, 2017, at 2:30 p.m. Eastern Time, for the following purposes:

  1.
  To elect one Class I Director of the Company who will serve for a three-year term expiring at the 2020 annual meeting of stockholders or until his successor is duly elected and qualified; and

  2.
  To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

        THE BOARD OF DIRECTORS, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE CLASS I DIRECTOR NOMINEE.

        The close of business on April 3, 2017 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or postponement thereof. Please call by calling (617) 516-2350 for directions on how to attend the Annual Meeting and vote in person.

        Please note that if you plan to attend the Annual Meeting in person, photographic identification will be required for admission.

        Your vote is extremely important to us. If you will not attend the Annual Meeting in person, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly by internet or by telephone. In the event there are not sufficient votes for a quorum or to approve the proposal at the time of the Annual Meeting, the Annual Meeting may be postponed or adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,
/s/ RANESH RAMANATHAN Ranesh Ramanathan Secretary

April 7, 2017

BAIN CAPITAL SPECIALTY FINANCE, INC.
200 CLARENDON STREET 37th FLOOR
BOSTON, MASSACHUSETTS 02116

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
May 9, 2017

        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board" and each member thereof, a "Director" and collectively, the "Directors") of Bain Capital Specialty Finance, Inc., a Delaware corporation (the "Company," "we," "us," or "our"), for use at the Company's 2017 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of the Company's Counsel, Dechert LLP, at 100 Oliver Street, Boston, MA 02110, on Tuesday, May 9, 2017, at 2:30 p.m. Eastern Time, or at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders dated April 7, 2017 (the "Notice"). The Company is a closed-end management investment company that has elected to be treated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). BCSF Advisors, LP, a Delaware limited partnership (the "Advisor"), serves as the investment adviser and administrator to the Company. The principal executive offices of each of the Company and the Advisor are located at 200 Clarendon Street, 37th Floor, Boston, MA 02116.

        This Proxy Statement and the accompanying Notice and form of proxy are being provided to stockholders on or about April 7, 2017. The Board has fixed the close of business on April 3, 2017 as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, 16,772,174.54 shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), were issued and outstanding, and the Company had not issued any shares of preferred stock. Stockholders of the Company are entitled to cast one vote for each share held and fractional votes for each fractional share held.

        If the form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted at the Annual Meeting in accordance with the instructions marked thereon. All properly executed proxies received by the Board that do not specify how shares should be voted will be voted "FOR" the election of the Class I Director nominee listed below ("Proposal"), and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or at any adjournment or postponement thereof.

        The Board does not know of any matter to be considered at the Annual Meeting other than the election of the Class I Director nominee. A stockholder may revoke his or her proxy any time before it is exercised by (i) voting in person at the Annual Meeting, (ii) giving written notice of such revocation to the Secretary of the Company, or (iii) returning a properly executed, later-dated proxy.

        It is expected that the solicitation of proxies will be primarily by mail. The Company's officers, and personnel of the Company's investment adviser and transfer agent and any authorized proxy solicitation agent, may also solicit proxies by telephone, internet or in person. If the Company records votes through the internet or by telephone, it will use procedures designed to authenticate stockholders' identities to allow stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their identities have been properly recorded.

        The Company will pay the expenses associated with this Proxy Statement and solicitation, in a manner agreed upon by the Board. The Company has engaged AST Fund Solutions, LLC ("AST"), an independent proxy solicitation firm, to assist in the distribution of the proxy materials and tabulation of proxies. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures are estimated to be $6,000.00, which will be paid by the Company.

Quorum Required

        A quorum must be present at the Annual Meeting for any business to be conducted. The presence in person or by proxy of the holders of at least one-third of the shares of Common Stock issued and outstanding and entitled to vote shall constitute a quorum for the Annual Meeting. There were 16,772,174.54 shares of our Common Stock outstanding on the Record Date. Each share of Common Stock is entitled to one vote. Abstentions will be treated as shares present for quorum purposes. Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote the shares on certain proposals (which are considered "Broker Non-Votes" with respect to such proposals) will be treated as shares present for quorum purposes. However, abstentions and Broker Non-Votes are not counted as votes cast. Cumulative voting is not permitted.

        If a quorum is not present at the Annual Meeting, the Annual Meeting may be adjourned in accordance with the Company's bylaws (the "Bylaws"). In order to achieve the requisite quorum for a meeting that has been adjourned, additional solicitations will be sought pursuant to the terms of the Bylaws.

Vote Required

        Election of Director.    The Director shall be elected by an affirmative vote of the holders of a majority of the votes cast by stockholders present in person or by proxy, provided that a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on the Proposal. Shares of Common Stock represented by broker non-votes are not considered votes cast and thus have no effect on the Proposal.

        Additional Solicitation.    If there are not enough votes to approve any proposals at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless the proxies are marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

        Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

        To vote by mail, sign, date and promptly return the enclosed proxy card in the accompanying postage pre-paid envelope. To vote by Internet or telephone, please use the control number on your proxy card and follow the instructions as described on your proxy card.

        If you have any questions regarding the proxy materials, please contact the Company at (617) 516-2350. If the enclosed proxy card is properly executed and received prior to the Annual Meeting and has not been revoked, the shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or, if no instructions are marked, the proxy card will be voted "FOR" the Proposal described in this Proxy Statement; and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

        If (i) you are a member of a household in which multiple stockholders share the same address, (ii) your shares are held in "street name" and (iii) your broker or bank has received consent to household material, then your broker or bank may send to your household only one copy of this Proxy Statement, unless your broker or bank previously received contrary instructions from a stockholder in your household. If you are part of a household that has received only one copy of this Proxy Statement, the Company will deliver promptly a separate copy of this Proxy Statement to you upon written or oral request. To receive a separate copy of this Proxy Statement, please contact the Company by calling (617) 516-2350, or by mail to the Company's principal executive offices at Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, MA 02116. If your shares are held with certain banks, trust companies, brokers, dealers, investment advisers and other financial intermediaries (each, an "Authorized Institution") and you would like to receive a separate copy of future proxy statements, notices of internet availability of proxy materials, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your Authorized Institution.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING TO BE HELD ON MAY 9, 2017

        This Proxy Statement is available online at proxyonline.com/docs/baincapitalsf.pdf (please have the control number found on your proxy card ready when you visit this website).

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain ownership information with respect to shares of the Company's Common Stock, as of the Record Date, for each of our current Directors, executive officers and directors and executive officers as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of the Company's Common Stock. With respect to persons known to us to beneficially own 5% or more of the outstanding shares of the Company's Common Stock, we base such knowledge on beneficial ownership filings made by the holders with the Securities and Exchange Commission ("SEC") and other information known to the Company. The percentage ownership is based on 16,772,174.54 shares of Common Stock outstanding as of the Record Date.

Name	Amount and Nature of Beneficial Ownership	Percentage
Beneficial owners of 5% or more
BCSF Holdings, LP(1)	5,656,301.47	33.72%
Bain Capital Distressed and Special Situations 2016 (F), L.P.(1)	4,189,552.24	24.98%
Bain Capital Credit Holdings (MRF), L.P.(1)	806,070.65	4.81%
Bain Capital Credit Member, LLC(2)	10,651,924.36	63.51%
Independent Directors(3)
Thomas A. Hough	1,977.26	0.01%
Jay Margolis	4,943.15	0.03%

(1)
BCSF Holdings, LP ("BCSF Holdings"), whose general partner is BCSF Holdings Investors, L.P. ("BCSF Holdings GP"), is the record owner of 5,656,301.47 shares. Bain Capital Distressed and Special Situations 2016 (F), L.P. ("F Holdings"), whose general partner is Bain Capital Distressed and Special Situations 2016 Investors (F), L.P. ("F Holdings GP"), is the record owner of 4,189,552.24 shares. Bain Capital Credit Holdings (MRF), L.P. (MRF Holdings"), whose general partner is Bain Capital Credit Holdings Investors (MRF), LP ("MRF Holdings GP"), is the record owner of 806,070.65 shares.
(2)
Bain Capital Credit Member, LLC, is the general partner of BCSF Holdings GP, F Holdings GP and MRF Holdings GP.
(3)
The address for all officers and directors is Bain Capital Specialty Finance, Inc. 200 Clarendon Street, 37th Floor, Boston, MA 02116.

Section 16(a) Beneficial Ownership Reporting Compliance

        Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company's Directors and executive officers and any persons holding more than 10% of the Company's Common Stock are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report in this proxy statement any failure to file such reports by those due dates. Based on the Company's review of Forms 3, 4 and 5 filed by such persons and information provided by the Company's directors and executive officers, the Company believes that, during the fiscal year ended December 31, 2016, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

Dollar Range of Equity Securities Beneficially Owned by Directors

        The following table sets out the dollar range of the Company's equity securities beneficially owned by each of the Company's directors as of the Record Date. Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. The Company is not part of a "family of investment companies," as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in the Company(1)(2)
Independent Directors
David A. Fubini	None
Thomas A. Hough	$10,001 - $50,000
Jay Margolis	$50,001 - $100,000
Interested Directors
Michael A. Ewald	None
Jeffrey B. Hawkins	None

(1)
Dollar ranges are as follows: none, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, or over $100,000.
(2)
Dollar ranges were determined using the number of shares beneficially owned as of the Record Date multiplied by the net asset value as of January 31, 2017.

 PROPOSAL

ELECTION OF CLASS I DIRECTOR

        The Board is currently composed of five Directors, who are divided into three classes with staggered terms of three years, each with the term of office of one of the three classes expiring at each annual meeting of stockholders. At the Annual Meeting, the holders of the Company's Common Stock are being asked to re-elect Thomas A. Hough as a Class I Director of the Company, to serve for a three-year term expiring at the 2020 annual meeting of stockholders or until his successor is duly elected and qualified. Mr. Hough is currently serving as a Class I Director of the Company and has consented to being named in this Proxy Statement and agreed to continue to serve as a Class I Director, if re-elected. If Mr. Hough is not available for re-election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee(s) as the Company's Nominating and Corporate Governance Committee may select. It is not anticipated that Mr. Hough will be unable or unwilling to serve.

Information about the Class I Director Nominee and Directors

        The following tables provide information concerning the Class I Director nominee and the other individuals serving as Directors of the Company, as of the date of this Proxy Statement. The Class I Director Nominee is listed first in the table under "Class I Director Nominee." The terms of the Class II and Class III Directors do not expire this year.

        The Board believes that each of the Directors, including the Class I Director nominee, has the experience, qualifications, attributes and skills appropriate to serve as a Director of the Company, in light of the Company's business and structure. Certain of these business and/or professional experiences are set forth in detail below.

        The address for each listed individual is c/o Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, MA 02116.

Class I Director Nominee

Name and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships Held During the Past Five Years
Independent Director
Thomas A. Hough (64)	Director and Chairman of the Audit Committee	Class I Director since 2016; term expires 2017	Executive Vice President and Chief Financial Officer of Arena Brands, Inc. and Lucchese, Inc.	Board Member for the National Kidney Foundation

        Thomas A. Hough is a Director of the Company and serves as the Chairman of the Audit Committee. Mr. Hough was Executive Vice President and Chief Financial Officer of Arena Brands, Inc. and Lucchese, Inc. headquartered in El Paso, TX, from October 2001 until retiring in July 2015. Mr. Hough's direct responsibilities included accounting, finance, credit and collections, treasury, human resources, information technology, legal, and real estate. Prior to that, he worked primarily as a CFO for a number of companies including Vectrix Business Solutions, Inc., Jamba Juice Company, Chief Auto Parts, Inc., Roy Rogers Restaurants, and Peoples Drug Stores, Inc. Mr. Hough previously worked at Deloitte & Touche for thirteen years where he performed primarily audit services. Mr. Hough received a B.A. in accounting from Rowan University in 1975 and received his certification as a CPA in 1978. He is currently on the Board of the National Kidney Foundation.

        The significance or relevance of a nominee's or Director's particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all nominees and Directors include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Directors and with representatives of the Advisor and its affiliates, other service providers, legal counsel and the Company's independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Company and the stockholders. The Nominating and Corporate Governance Committee's charter contains certain other factors that are considered by the Nominating and Corporate Governance Committee in identifying and evaluating potential nominees to serve as Independent Directors. Based on Mr. Hough's experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of the other Directors, the Board has concluded that Mr. Hough should continue to serve as a Director. The Board in particular considered Mr. Hough's financial and public accounting experience, which supports his re-election to the Board. Additionally, below is a brief discussion of the experience, qualifications, attributes and/or skills of the continuing Directors that led the Board to conclude that each such individual should serve as a Director.

Directors not up for Re-Election at the Annual Meeting

Class II—Directors with Terms Expiring in 2018

Name and Age	Position(s) held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships Held During the Past Five Years
Independent Director
Jay Margolis (68)	Director	Class II Director since 2016; term expires 2018	Chairman and CEO of Cache, Inc.	Board Member of Boston Beer Company and NFP Off Broadway Theater Company
Interested Director*
Michael A. Ewald (44)	Director, President and Chief Executive Officer of the Board	Class II Director since 2016; term expires 2018	Managing Director, the head of the Private Credit Group and Portfolio Manager for Bain Capital Credit's Middle Market Opportunities and Senior Direct Lending fund strategies	Chair of the Board at Cradles To Crayons; Board Member of the Dana Farber Leadership Council and a Proprietor of the Boston Athenaeum

*
Mr. Ewald is deemed to be an "interested person" of the Company under the 1940 Act because of his affiliations with the Advisor.

        Jay Margolis.    Mr. Margolis has served on our Board since July 2016. Mr. Margolis has significant knowledge and experience in consumer products retailing, merchandising, consumer insights, strategic planning, and corporate governance. Most recently, he served as the Chairman and CEO of Cache, Inc., a publicly-held specialty chain of women's apparel stores headquartered in New York. Previously, he was the Chairman of Intuit Consulting LLC, a consulting firm specializing in retail, fashion, and consumer products. Prior to his time with Intuit, Mr. Margolis served as the President and

CEO of Apparel Group of Limited Brands Corporation where he oversaw operations of Limited Brands' Apparel Division. Before assuming that position, he had been President and Chief Operating Officer of Massachusetts-based Reebok International. Mr. Margolis also has held executive positions at Esprit de Corp USA, Tommy Hilfiger Inc., and Liz Claiborne, Inc. He received a B.A. from Queens College, a part of The City University of New York. Mr. Margolis currently serves as an active Board Member at Boston Beer Company and NFP Off Broadway Theater Company. He had previously served on the Boards of both Godiva Chocolatier, Inc. and Burlington Coat Factory.

        Michael A. Ewald.    Mr. Ewald has served on our Board since July 2016. Mr. Ewald is President and Chief Executive Officer of the Company and serves on the Advisor's Credit Committee. He is a Managing Director, the head of the Private Credit Group and Portfolio Manager for Bain Capital Credit's Middle Market Opportunities and Senior Direct Lending fund strategies. Previously, Mr. Ewald was an Associate Consultant at Bain & Company for three years where he focused on strategy consulting to the Financial Services, Manufacturing and Consumer Products industries. Prior to that, he worked at Credit Suisse First Boston as an analyst in the Regulated Industries group. Mr. Ewald received an M.B.A. from the Amos Tuck School of Business at Dartmouth College and a B.A. magna cum laude from Tufts University.

Class III—Directors with Terms Expiring in 2019

Name and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships Held During the Past Five Years
Independent Director
David G. Fubini (63)	Director and Chairman of the Nominating and Corporate Governance Committee	Class II Director since 2016; term expires 2019	Senior Lecturer at in the Organizational Behavior Unit at Harvard Business School	Board Member of Leidos and Mitre Corporations and a Trustee of the University of Massachusetts System
Interested Director*
Jeffrey B. Hawkins (47)	Director and Chairman of the Board	Class II Director since 2016; term expires 2019	Managing Director, Chief Operating Officer and a Risk & Oversight Committee member of Bain Capital Credit	Chair of the Board of the Boston Public Library Foundation; Board Member of Dana Hall School

*
Mr. Hawkins is deemed to be an "interested person" of the Corporation under the 1940 Act because of his affiliations with the Advisor.

        David G. Fubini.    Mr. Fubini has served on our Board since July 2016. Mr. Fubini is a Senior Lecturer at in the Organizational Behavior Unit at Harvard Business School. Previously, he was a Senior Director of McKinsey & Company where he worked for over 34 years. He was McKinsey's Managing Director of the Boston office, and the past leader of the North American Organization Practice as well as the founder and leader of the firm's Worldwide Merger Integration Practice. During his tenure, Mr. Fubini led, and/or had been a member of, many firm personnel committees, as well as a participant in a wide cross-section of McKinsey's governance forums and committees. Prior to joining McKinsey, he was an initial member of a small group that became the McNeil Consumer Products Company of Johnson & Johnson and helped launch the Tylenol family of products into the over-the-counter consumer marketplace. Mr. Fubini graduated with a B.B.A. from University of

Massachusetts, Amherst and an M.B.A. from Harvard Business School, both with distinction. He is currently a member of the Board of Directors for Leidos and Mitre Corporations and a Trustee of the University of Massachusetts System, and was formerly on the Board of Compuware.

        Jeffrey B. Hawkins.    Mr. Hawkins has served on our Board since July 2016 and is the Chairman of our Board. He is a Managing Director, the Chief Operating Officer and a Risk & Oversight Committee member of Bain Capital Credit. As the Chief Operating Officer, he is responsible for the firm's business strategy and all non-investment activities. Previously, Mr. Hawkins was at Ropes & Gray, LLP working on securities law, mergers & acquisitions and collateralized debt funds. Mr. Hawkins received a J.D. from Harvard Law School and a B.A. Phi Beta Kappa from Trinity College.

Information about the Executive Officers who are not Directors

        Set forth below is certain information about our executive officers who are not directors:

Name	Age	Position
Sally F. Dornaus	43	Chief Financial Officer
James Goldman	41	Chief Compliance Officer
James S. Athanasoulas	44	Vice President & Treasurer
Ranesh Ramanathan	44	Vice President & Secretary

        The address for each executive officer is c/o Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, MA 02116. Each officer holds office at the pleasure of the Board until the next election of officers or until his or her successor is duly elected and qualified.

        Sally F. Dornaus.    Ms. Dornaus is Chief Financial Officer of the Company. She is a Managing Director, the Chief Financial Officer and a Risk & Oversight Committee member of Bain Capital Credit. Previously, Ms. Dornaus was a Senior Manager at PricewaterhouseCoopers in their Investment Management practice focusing on alternative investment products. Ms. Dornaus received an M.S./M.B.A from Northeastern University and a B.A. from Brandeis University. Ms. Dornaus is a Certified Public Accountant.

        James Goldman.    Mr. Goldman is Chief Compliance Officer of the Company. He is a Vice President in Compliance responsible for providing compliance support to Bain Capital Credit. Previously, Mr. Goldman served as Senior Counsel in the Enforcement Division of the U.S. Securities and Exchange Commission and as an attorney at the law firm of WilmerHale. Mr. Goldman received a J.D. magna cum laude from Boston College Law School and a B.A. magna cum laude in History from Harvard University. Mr. Goldman is admitted to the bar of Massachusetts.

        James S. Athanasoulas.    Mr. Athanasoulas is a Vice President and Treasurer of the Company. He is a Managing Director in the Private Credit Group of Bain Capital Credit. Previously, Mr. Athanasoulas was a Manager at Bain & Company where he led case teams in the firm's Private Equity Practice performing strategic due diligence and post-acquisition strategy assessments. Mr. Athanasoulas received an M.B.A. from the Amos Tuck School of Business at Dartmouth College and a B.S. from Georgetown University where he won the Shandwick Scholar award.

        Ranesh Ramanathan.    Mr. Ramanathan is a Vice President and Secretary of the Company. He is a Managing Director, the General Counsel and a Risk & Oversight Committee member of Bain Capital Credit. Previously, Mr. Ramanathan was the General Counsel of Citi Private Equity and Associate General Counsel of Citi Alternative Investments at Citigroup. Prior to that, Mr. Ramanathan was an Associate at Cleary Gottlieb Steen & Hamilton LLP. Mr. Ramanathan received a J.D. from New York University School of Law and a B.A. from The Johns Hopkins University.

 CORPORATE GOVERNANCE

Board Purpose and Structure

        Our business and affairs are managed under the direction of the Board. The Board consists of five members, three of whom are Independent Directors. The Board elects our officers, who serve at the discretion of the Board. The responsibilities of the Board include quarterly determinations of fair value of our assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities. Oversight of our investment activities extends to oversight of the risk management processes employed by the Advisor as part of its day-to-day management of our investment activities. The Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of Bain Capital Credit as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board's risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board's oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

        Our Board has established an Audit Committee and a Nominating and Corporate Governance Committee, and may establish additional committees from time to time as necessary. The scope of the responsibilities assigned to each of these committees is discussed in greater detail below. Jeffrey Hawkins, an "interested person" of Bain Capital Credit, serves as Chairman of our Board. We believe that Mr. Hawkins' history with Bain Capital Credit, his familiarity with its investment platform, and his extensive knowledge of and experience in the financial services industry qualify him to serve as the Chairman of our Board.

        Our Board does not have a lead Independent Director. We are aware of the potential conflicts that may arise when a non-Independent Director is Chairman of our Board, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the Independent Directors in executive session without the presence of interested Directors and management, the establishment of an Audit Committee and a Nominating and Corporate Governance Committee, each of which is comprised solely of Independent Directors.

Board Meetings and Attendance

        During 2016, including both regularly scheduled and special meetings, our Board met a total of four times, the Audit Committee met a total of two times and the Nominating and Corporate Governance Committee met a total of one time. During 2016, all of the Company's Directors attended all of the meetings of the Board. Additionally, in 2016, 100% of the members of the Audit Committee attended all of the meetings of such committee and 100% of the members of the Nominating and Corporate Governance Committee attended all of the meetings of such committee. During each meeting of the Audit Committee, the Audit Committee met privately with the Company's independent registered public accounting firm.

Committees of the Board

        The Board has established an Audit Committee and a Nominating and Corporate Governance Committee, and may establish additional committees in the future. All Directors are expected to attend at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they serve. We require each Director to make a diligent effort to attend all Board and committee meetings.

Audit Committee

        The Audit Committee operates pursuant to a charter approved by the Board, which sets forth the responsibilities of the Audit Committee and is included as Appendix A. The Audit Committee's responsibilities include establishing guidelines and making recommendations to the Board regarding the valuation of our loans and investments, selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements, overseeing internal audit staff and periodic filings and receiving our audit reports and financial statements. Management is responsible for the preparation, presentation, and integrity of our financial statements, our accounting and financial and reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Audit Committee has: (a) reviewed and discussed our audited financial statements with management; (b) discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board ("PCAOB") in Rule 3200T; (c) received written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, as adopted by the PCAOB in Rule 3600T, and has discussed with the independent registered public accounting firm its independence; and (d) based upon its review of the above, recommended to the Board that our audited financial statements be included in the Fund's annual report on Form 10-K for the last fiscal year.

        Stockholders are reminded, however, that the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions, referred to above, do not assure that the audit of our financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in conformity with accounting principles generally accepted in the U.S. or that our independent registered public accounting firm is, in fact, "independent."

        The Audit Committee is currently composed of Messrs. Fubini, Hough and Margolis, all of whom are not considered "interested persons" of the company as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Hough serves as Chairman of the Audit Committee. The Board has determined that Mr. Hough is an "audit committee financial expert" as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Messrs. Fubini, Hough and Margolis meet the current independence and experience requirements of Rule 10A-3 under the Exchange Act.

Nominating and Corporate Governance Committee

        The Board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter, which is included as Appendix B. The members of the Nominating and Corporate Governance committee are our Independent Directors. Mr. Fubini serves as chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management.

        The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board, our company and our stockholders. In considering possible candidates for election as a director, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

  •
  are of high character and integrity;

  •
  are accomplished in their respective fields, with superior credentials and recognition;

  •
  have relevant expertise and experience upon which to be able to offer advice and guidance to management;

  •
  have sufficient time available to devote to our affairs;

  •
  are able to work with the other members of the Board and contribute to our success;

  •
  can represent the long-term interests of our stockholders as a whole; and

  •
  are selected such that the Board represents a range of backgrounds and experience.

        The Nominating and Corporate Governance Committee evaluates candidates proposed by stockholders using the factors described above. The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the goal of creating a board of directors that best serves our needs and the interests of our stockholders.

Compensation of Executive Officers and Directors

  (a) Compensation of Executive Officers

        We do not currently have any employees. None of our officers receives direct compensation from us. We have agreed to reimburse the administrator for our allocable portion of the compensation paid to or compensatory distributions received by our Chief Financial Officer and Chief Compliance Officer, and any of their respective staff who provide services to us, operations staff who provide services to us, and any internal audit staff, to the extent internal audit performs a role in our Sarbanes-Oxley Act of 2002 internal control assessment. In addition, to the extent that the administrator outsources any of its functions, we will pay the fees associated with such functions at cost. We will agree to reimburse the administrator for our allocable portion of the compensation of any personnel that it provides for our use.

  (b) Compensation of Directors

        Our independent directors' annual fee is $75,000. The independent directors also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regular Board meeting and $1,000 for each special meeting. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended. In addition, the Chairman of the Audit Committee receives an additional annual fee of $7,500. The Chairman of the Nominating and Corporate Governance Committee receives an additional annual fee of $2,500. No compensation is expected to be paid to directors who are "interested persons" with respect to us, as such term is defined in Section 2(a)(19) of the 1940 Act.

        The following table shows information regarding the compensation earned by the independent directors for the fiscal year ended December 31, 2016. No compensation is paid by us to any interested person or executive officer of the Company.

Name of Director	Aggregate Compensation From the Company
Independent Directors
David G. Fubini(1)	$43,750
Thomas A. Hough(2)	$46,250
Jay Margolis	$42,500
Interested Directors(3)
Michael A. Ewald	$0
Jeffrey B. Hawkins	$0

(1)
Includes compensation as Chairman of the Nominating and Corporate Governance Committee.
(2)
Includes compensation as Chairman of the Audit Committee.
(3)
Mr. Ewald and Mr. Hawkins are each an "interested person" and, as such, receive no compensation from the Company for their service as Directors.

Code of Ethics

        As required by Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, we and the Advisor have adopted codes of ethics which apply to, among others, our and the Advisor's executive officers, including our Chief Executive Officer and Chief Financial Officer, as well as the Advisor's officers, directors and employees. Our codes of ethics generally will not permit investments by our and the Advisor's personnel in securities that may be purchased or sold by us. We hereby undertake to provide a copy of the codes to any person, without charge, upon request. Requests for a copy of the codes may be made in writing addressed to the Secretary of the Company, Ranesh Ramanathan, Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, MA 02116, Attention: Bain Capital Specialty Finance, Inc. Investor Relations, or by emailing us at creditinfo@baincapital.com.

Certain Relationships and Related Transactions, and Director Independence

Resource Sharing Agreement

        The Advisor has entered into a resource sharing agreement with Bain Capital Credit, LP ("Bain Capital Credit"), pursuant to which Bain Capital Credit will provide the Advisor with experienced investment professionals (including the members of the Advisor's Credit Committee) and access to the resources of Bain Capital Credit so as to enable the Advisor to fulfill its obligations under the Investment Advisory Agreement. Our senior management and our chairman of the board of directors have ownership and financial interests in Bain Capital Credit. Our senior management also serve as principals of Bain Capital Credit that may in the future manage investment vehicles with investment objectives similar to ours. In addition, our executive officers and directors serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds, accounts, or investment vehicles managed by Bain Capital Credit and/or its affiliates. Similarly, Bain Capital Credit and its affiliates may have other clients with similar, different or competing investment objectives.

Investment Advisory Agreement

        The Company entered into an Investment Advisory Agreement with the Advisor, an investment advisor registered with the SEC, to manage our day-to-day operating and investing activities. We pay the Advisor a fee for its services under the Investment Advisory Agreement consisting of two components—a base management fee and an incentive fee. During the fiscal period ended December 31, 2016, $178,204 of aggregate advisory fees were paid and/or accrued to the Advisor. See Note 5 to our financial statements in our latest Form 10-K filed with the SEC for additional information.

Administrative Agreement

        The Company has entered into an Administration Agreement with the Advisor to provide us with the office facilities and administrative services necessary to conduct our day-to-day operations. During the fiscal period ended December 31, 2016, $0.00 of aggregate administrative fees were paid and/or accrued to the administrator. See Note 5 to our financial statements in our latest Form 10-K filed with the SEC for additional information.

Co-Investment Opportunities

        We have in the past, and may in the future, co-invest on a concurrent basis with other affiliates of Bain Capital Credit, but not if such co-investment is impermissible under existing regulatory guidance, applicable regulations or Bain Capital Credit's allocation procedures. We, the Advisor, and affiliates of the Advisor have been granted exemptive relief by the SEC to permit greater flexibility to negotiate the terms of co-investments if the Board determines that it would be advantageous for us to co-invest with certain affiliated funds in certain circumstances where doing so is consistent with our investment strategy, as well as applicable law and SEC staff interpretations.

Related Party Transactions

        The Audit Committee conducts quarterly reviews of any potential related party transactions brought to its attention and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to the Company's Code of Conduct or Code of Ethics. Each of our directors and executive officers is instructed and periodically reminded to inform Compliance of any potential related party transactions. In addition, each such director and executive officer completes a questionnaire on an annual basis designed to elicit information about any potential related party transactions.

        Certain related parties have made commitments to the Company. The Advisor has a made a commitment of $10.7 million to the Company, of which $2.7 million has been called by the Company as of December 31, 2016. As of December 31, 2016, the Advisor held 133,355.50 shares of the Company. An affiliate of the Advisor is the investment manager to certain investment companies which are investors in the Company. Collectively, these investors have made commitments of $497.1 million to the Company, of which $99.4 million has been called by the Company as of December 31, 2016. These investors held 4,971,069.30 shares of the Company at December 31, 2016. See Note 5 to our financial statement in our latest Form 10-K filed with the SEC for additional information.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THOMAS A. HOUGH AS A CLASS I DIRECTOR OF THE COMPANY.

OTHER BUSINESS

        The Directors do not intend to present any other business at the Annual Meeting, nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote thereon in accordance with their judgment.

COMMUNICATIONS WITH THE BOARD

        All interested parties, including stockholders, may send communications to the Board, the Independent Directors, the Chairman or any other individual director, by addressing such communication to the Board, the Independent Directors, the Chairman or to the individual director, c/o Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, MA 02116.

ANNUAL AND QUARTERLY REPORTS

        Copies of the Company's Annual Report dated December 31, 2016 and Current Reports on Form 8-K are available upon request, without charge, by writing Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, MA 02116, or by calling (617) 516-2350. Copies of such reports are also posted and are available without charge on the SEC's website at www.sec.gov.

ADDITIONAL INFORMATION

        The principal address of the Company's investment adviser is BCSF Advisors, LP, 200 Clarendon Street, 37th Floor, Boston, MA 02116.

STOCKHOLDER PROPOSALS

        The Company expects that the 2018 annual meeting of stockholders will be held in May 2018, but the exact date, time and location of such meeting have yet to be determined. A Stockholder who intends to present a proposal at that annual meeting, including nomination of a director, must submit the proposal in writing to the Secretary of the Company at the Company, c/o Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, MA 02116. Notices of intention to present proposals, including nomination of a director, at the 2018 annual meeting must be received by the Company no earlier than December 8, 2017 and no later than 5:00 p.m., Eastern Time, on January 5, 2018. In order for a proposal to be considered for inclusion in the Company's proxy statement for the 2018 annual meeting, the Company must receive the proposal no later than December 8, 2017. The submission of a proposal does not guarantee its inclusion in the Company's proxy statement or presentation at the meeting unless certain securities law requirements are met. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

        It is important that proxies be returned promptly. If you will not attend the Annual Meeting in person, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Boston, Massachusetts
April 7, 2017

 APPENDIX A

BAIN CAPITAL SPECIALTY FINANCE, INC.

AUDIT COMMITTEE CHARTER

I.     Purpose

        The audit committee (the "Audit Committee") of Bain Capital Specialty Finance, Inc., a Delaware corporation (the "Company"), is appointed by the board of directors of the Company (the "Board of Directors") to monitor, pursuant to authority delegated to it by the Board of Directors, (i) the integrity of the financial statements of the Company, (ii) the qualifications and independence of the Company independent registered accounting firm (the "independent accountants"), (iii) the performance of the Company's internal audit function and the independent accountants and (iv) the compliance by the Company with legal and regulatory requirements.

II.    Committee Membership

        The Audit Committee shall be comprised of the number of Independent Directors as the Board of Directors shall determine from time to time, such number not to be less than three. The Audit Committee shall be comprised solely of Independent Directors. For purposes of this Audit Committee Charter, "Independent Directors" are members of the Board of Directors who (i) are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Company, (ii) during such times as the Company's common stock is listed on a securities exchange, are "independent directors" as defined under applicable securities exchange rules, and (iii) meet the independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "SEC"), including the requirements that such persons not accept directly or indirectly any consulting, advisory, or other compensation from the Company or any subsidiary thereof (other than directors' fees received in his or her capacity as a member of the board of directors of the Company or such subsidiary or the audit committee or another committee of the board of directors of the Company or such subsidiary) and that such persons cannot have participated in the preparation of the financial statements of the Company in the previous three years. The Board of Directors shall designate the members of the Audit Committee. The Board of Directors shall have the power at any time to change the membership of the Audit Committee, to fill all vacancies and to designate alternate members to replace any absent or disqualified members, so long as the Audit Committee shall at all times have at least three members and be composed solely of Independent Directors. The members of the Audit Committee shall select its chairman.

        For so long as the Company's common stock is listed on a securities exchange (i) the Audit Committee shall at all times have at least one member that has accounting or related financial management expertise, as the Company's Board of Directors interprets such qualification in its business judgment and (ii) all members of the Audit Committee must be financially literate, as such qualification is interpreted by the Company's Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

        As a matter of best practice, the Audit Committee will endeavor to have at least one of its members with the requisite qualifications to be designated by the Board of Directors as an "audit committee financial expert," as such term is defined by the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations adopted thereunder from time to time (the "Sarbanes-Oxley Act"). To that end, the Audit Committee shall consider at least annually whether one or more of its members qualifies to be designated by the Board of Directors as an "audit committee financial expert." The Audit Committee shall report the results of its deliberations to the Board of Directors for further action as appropriate, including a determination by the Board of Directors that the Audit Committee membership includes or does not include one or more "audit committee financial expert(s)" and any related disclosure to be made concerning this matter. If a vacancy on the Audit Committee exists due to the retirement or resignation of a member of the Audit Committee who has been designated as an "audit committee financial expert," the Board of Directors will endeavor to fill such vacancy with another "audit committee financial expert," as soon as reasonably practicable thereafter. The designation of a member of the Audit Committee as an "audit committee financial expert" does not increase the duties, obligations or liability of the designee as compared to the duties, obligations and liability otherwise imposed on the designee as a member of the Audit Committee and of the Board of Directors.

III.  Authority

        The function of the Audit Committee is oversight. Management(1) is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of the Company's annual financial statements in accordance with generally accepted accounting standards. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of the Company's stockholders. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (subject, if applicable, to stockholder ratification).

        Members of the Audit Committee are not full-time employees of the Company or management. Accordingly, it is not the duty or the responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons within and outside the Company and management from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors) and (iii) statements made by the officers and employees of the Company, its investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Company. In carrying out its responsibilities, the Audit Committee's policies and procedures shall be adapted, as appropriate, to best react to a changing environment.

        In discharging its responsibilities, the Audit Committee shall have authority to retain outside counsel or other consultants as the Audit Committee determines necessary to carry out its duties. The Audit Committee shall also have sole authority to approve the fees and other retention terms of such consultants and to terminate such consultants.

        The Audit Committee shall have the authority to create subcommittees with such powers as the Audit Committee shall from time to time confer. The Audit Committee may delegate any of its responsibilities set forth in Section IV below, including its pre-approval responsibilities, to a subcommittee consisting of one or more of its members. The member(s) to whom any pre-approval

(1)
For purposes of this Charter, the term "management" means the appropriate officers of the Company, and its investment adviser, administrator, fund accounting agent and other key service providers (other than the independent accountants). Also, for purposes of this Charter, the phrase "internal accounting staff" means the appropriate officers and employees of the Company, and its investment adviser, administrator, fund accounting agent and other key service providers (other than the independent accountants).

responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

        The Audit Committee shall be given the resources, as determined by the Audit Committee, for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and (ii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

IV.    Responsibilities

        The following are the general responsibilities of the Audit Committee and are set forth only for its guidance. The Audit Committee may assume such other responsibilities as it deems necessary or appropriate in carrying out its purpose. The Audit Committee shall consult, on an ongoing basis, with management, the independent accountants and counsel as to legal or regulatory developments affecting its responsibilities, as well as relevant tax, accounting and industry developments.

        Nothing in this Audit Committee Charter shall be interpreted as diminishing or derogating from the responsibilities of the Board of Directors.

        Pursuant to authority granted to it by the Board of Directors, the responsibilities of the Audit Committee are:

    Retention of Independent Accountants and Approval of Services

  1.
  to appoint and retain each year a firm or firms of independent accountants to audit the accounts and records of the Company, to approve the terms of compensation of such independent accountants and to terminate such independent accountants as it deems appropriate;

  2.
  to pre-approve the engagement of the independent accountants to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act, and as otherwise required by law;(1)

  Oversight of the Company's Relationship with the Independent Accountants

  3.
  to obtain and review a report from the independent accountants, at least annually, regarding:

  (a)
  the independent accountants' internal quality-control procedures;

  (b)
  any material issues raised by the most recent internal quality-control review, or peer review, of the independent accountants, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent accountants;

  (c)
  any steps taken to deal with any of the issues described in clause (b) above; and

  (d)
  all relationships between the independent accountants and the Company;

(1)
In addition to the requirement to pre-approve audit and permissible non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act) to be rendered to the Company by the independent accountants, the Audit Committee is required to pre-approve non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act) rendered by the independent accountants to the Company's investment adviser and to any entity controlling, controlled by or under common control with its investment adviser that provides ongoing services to the Company if the engagement relates directly to the operations and financial reporting of the Company.

  4.
  to evaluate the qualifications, performance and independence of the independent accountants, including the following:

  (a)
  evaluating the performance of the lead partner, and the quality and depth of the professional staff assigned to the Company;

  (b)
  considering whether the independent accountant's quality controls are adequate;

  (c)
  considering whether the provision of permitted non-audit services is compatible with maintaining the independent accountant's independence; and

  (d)
  taking into account the opinions of management and the internal accounting staff (or other personnel responsible for the internal audit function);

  5.
  to ensure the regular rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law and consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent accountants on a regular basis;

  6.
  to recommend to the Board of Directors, as necessary, policies for the Company's hiring of employees or former employees of the independent accountants who participated in any capacity in the audit of the Company;

  7.
  to discuss with the national office of the independent accountants, if appropriate, issues on which they were consulted by the Company's audit team and matters of audit quality and consistency;

  8.
  to consider the effect on the Company of:

  (a)
  any changes in accounting principles or practices proposed by management or the independent accountants;

  (b)
  any changes in service providers, such as the Company's accountants or administrators, that could impact the Company's internal controls; and

  (c)
  any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources;

  9
  to review a presentation by the independent accountants with respect to the Company's qualification under Subchapter M of the Internal Revenue Code of 1986, as amended, and amounts distributed and reported to stockholders for federal tax purposes;

  10.
  to annually review a formal written statement from the independent accountants delineating all relationships between the independent accountants and the Company, consistent with applicable standards of the Independence Standards Board, and discussing with the independent accountants their methods and procedures for insuring independence;

  11.
  to interact with the Company's independent accountants, including reviewing and, where necessary, assisting in resolution of disagreements that have arisen between management and the independent accountants regarding financial reporting;

  Financial Statements and Disclosure Matters

  12.
  to review and discuss with management and the independent accountants the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board of Directors whether the audited financial statements should be included in the Company's Annual Report on Form 10-K;

  13.
  to review and discuss with management and the independent accountants the Company's earnings releases and quarterly financial statements prior to the filing of its Quarterly Reports on Form 10-Q, including the results of the independent accountants' reviews of the quarterly financial statements;

  14.
  to meet with the independent accountants periodically during each fiscal year, including private meetings, and review written materials prepared by the independent accountants, and, as appropriate:

  (a)
  to review the arrangements for and the scope of the annual audit and any special audits or other special permissible services;

  (b)
  to review the Company's financial statements and to discuss any matters of concern arising in connection with audits of such financial statements, including any adjustments to such statements recommended by the independent accountants or any other results of the audits;

  (c)
  to consider and review, as appropriate and in consultation with the independent accountants, the appropriateness and adequacy of the Company's financial and accounting policies, procedures and internal accounting controls and, as appropriate, the internal controls of key service providers, and to review management's responses to the independent accountants' comments relating to those policies, procedures and controls, and to any special steps adopted in light of material control deficiencies;

  (d)
  to review with the independent accountants their opinions as to the fairness of the Company's financial statements;

  (e)
  to review and discuss quarterly reports from the independent accountants relating to:

  (1)
  all critical accounting policies and practices to be used;

  (2)
  all alternative treatment of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent accountants; and

  (3)
  other material written communications between the independent accountant and management, such as any management letter or schedule of unadjusted differences; and

  (f)
  to review with the independent accountants the matters required to be discussed by Statements on Auditing Standards or other professional standards relating to the conduct of an audit.

  15.
  to prepare the report required by the SEC to be included in the Company's annual proxy statement;

  Compliance Oversight

  16.
  to obtain from the independent accountants assurance that Section 10A(b) of the Exchange Act has not been implicated;

  17.
  to investigate, when the Audit Committee deems it necessary, improprieties or suspected improprieties in Company operations;

  18.
  to establish and maintain procedures for the following, including considering exceptions to and responding to alleged violations of such procedures as the Audit Committee shall consider appropriate:

  (a)
  the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

  (b)
  the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

  19.
  to discuss with management and the independent accountants any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company's financial statements or accounting policies;

  20.
  to discuss with the Company's counsel legal matters that may have a material impact on the Company's financial statements or compliance policies;

  21.
  to review with both management and the independent accountants all related-party transactions or dealings with parties related to the Company;

  22.
  to review and discuss with management and the independent accountants all off-balance sheet transactions and obligations;

  Oversight of the Company's Internal Audit Function

  23.
  to recommend to the Board of Directors the appointment of the Company's principal accounting officer and principal financial officer;

  24.
  to establish and annually review the Company's procedures for: (a) the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

  25.
  to consider whether to grant any approvals or waivers sought under the Company's Code of Conduct (the "Code") adopted pursuant to the Sarbanes-Oxley Act and exchange listing rules;

  26.
  to review any alleged violations under the Code and to make any recommendations to the Board of Directors with respect thereto as it deems appropriate;

  27.
  to require the appropriate officers of the Company, internal accounting staff and individuals with internal audit responsibilities to meet with the Audit Committee for consultation on audit, accounting and related financial matters;

  28.
  to review proposed disclosures in the Company's periodic reports to the SEC concerning any significant deficiencies in the design or operation of the Company's internal controls or material weaknesses in such controls, and any fraud involving management or other employees who have a significant role in the Company's internal controls, deemed necessary by management during such officers' certification process for the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q;

  29.
  to discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies;

  Other

  30.
  to review and assess the adequacy of this Audit Committee Charter annually and submit any proposed modifications to the Board of Directors for approval;

  31.
  to report its activities to the Board of Directors on a regular basis and to make such recommendations with respect to the matters described above, including presenting to the Board of Directors the Audit Committee's conclusions with respect to the independent accountants, and other matters as the Audit Committee may deem necessary or appropriate; and

  32.
  with the assistance of an independent valuation firm, to aid the Board of Directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available.

V.     Meetings

        Subject to the Company's bylaws or other organizational documents and resolutions of the Board of Directors, the Audit Committee shall meet as often as it determines, but not less frequently than quarterly, and is empowered to hold special meetings as circumstances require. The chairman of the Audit Committee or any two members of the Audit Committee may fix the time and place of the Audit Committee's meetings unless the Board of Directors shall otherwise provide. Members of the Audit Committee may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating can hear each other at the same time. Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a meeting of the Audit Committee may also be taken without a meeting if all members of the Audit Committee consent thereto in writing. The Audit Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Company's minute book. The Audit Committee may invite any member of the Board of Directors who is not a member of the Audit Committee, management, counsel, representatives of service providers or other persons to attend meetings of the Audit Committee and provide information as the Audit Committee, in its sole discretion, considers appropriate.

        A majority, but not less than two, of the members of the Audit Committee shall be present at any meeting of the Audit Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Audit Committee.

        Approved: July 12, 2016

 APPENDIX B

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

I.     Purpose

        The nominating and corporate governance committee (the "Nominating and Corporate Governance Committee") of Bain Capital Specialty Finance, Inc., a Delaware corporation (the "Company"), is appointed by the board of directors of the Company (the "Board of Directors") pursuant to authority delegated to it by the Board of Directors to (i) select, research and nominate qualified nominees to be elected to the Board of Directors by the Company's stockholders at the annual stockholder meeting, (ii) select qualified nominees to fill any vacancies on the Board of Directors or a committee of the Board of Directors (consistent with criteria approved by the Board of Directors), (iii) develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company, (iv) oversee the evaluation of the Board of Directors and management and (v) undertake such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating and Corporate Governance Committee.

II.    Committee Membership

        The Nominating and Corporate Governance Committee shall be comprised of the number of Independent Directors as the Board of Directors shall determine from time to time, such number not to be less than two. The Nominating and Corporate Governance Committee shall be comprised solely of Independent Directors. For purposes of this Nominating and Corporate Governance Committee Charter, "Independent Directors" are members of the Board of Directors who (i) are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Company, (ii) during such times as the Company's common stock is listed on a securities exchange, are "independent directors" as defined under applicable securities exchange listing rules (the "Listing Rules"), and (iii) meet any other applicable requirements of the Securities and Exchange Commission (the "SEC") and any other applicable laws, rules and regulations with respect to independence, as determined by the Board of Directors. The Board of Directors shall designate the members of the Nominating and Corporate Governance Committee. The Board of Directors shall have the power at any time to change the membership of the Nominating and Corporate Governance Committee, to fill all vacancies and to designate alternate members to replace any absent or disqualified members, so long as the Nominating and Corporate Governance Committee shall at all times have at least two members and be composed solely of Independent Directors. The members of the Nominating and Corporate Governance Committee shall select its chairman.

III.  Authority

        In discharging its responsibilities, the Nominating and Corporate Governance Committee shall have authority to retain outside counsel or other consultants in the Nominating and Corporate Governance Committee's sole discretion. The Nominating and Corporate Governance Committee shall also have sole authority to approve the fees and other retention terms of such consultants and to terminate such consultants. The Nominating and Corporate Governance Committee shall have the authority to create subcommittees with such powers as the Nominating and Corporate Governance Committee shall from time to time confer.

IV.    Responsibilities

        The following are the general responsibilities of the Nominating and Corporate Governance Committee and are set forth only for its guidance. The Nominating and Corporate Governance

Committee may assume such other responsibilities as it deems necessary or appropriate in carrying out its purpose. Nothing in this Charter shall be interpreted as diminishing or derogating from the responsibilities of the Board of Directors.

        Pursuant to authority granted to it by the Board of Directors, the responsibilities of the Nominating and Corporate Governance Committee are as follows:

  1.
  The Nominating and Corporate Governance Committee shall consider and recruit candidates to fill positions on the Board of Directors (or a committee thereof), including vacancies resulting from the removal, resignation or retirement of any member of the Board of Directors (or a committee thereof), an increase in the size of the Board of Directors (or a committee thereof) or otherwise. In considering potential candidates, the Nominating and Corporate Governance Committee shall discuss the specific experience, qualifications, attributes and skills that may lead it to the conclusion that such candidate should serve as a director or a committee member for the Company, in light of the Company's then-existing business and structure. The Nominating and Corporate Governance Committee shall seek to enhance the perspectives and experiences of the Board of Directors through diversity in gender, ethnic background, geographic origin and professional experience.

  2.
  The Nominating and Corporate Governance Committee shall establish the criteria for evaluating (subject to Board of Directors approval of those qualifications) and evaluate the qualifications of individuals for election as members of the Board of Directors (or a committee thereof), which criteria shall include, at a minimum, the following:

  (a)
  to the extent required, compliance with the independence and other applicable requirements of the Listing Rules, the 1940 Act and the SEC, all other applicable laws, rules, regulations and listing standards and the criteria, policies and principles set forth in this Nominating and Corporate Governance Committee Charter; and

  (b)
  the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual's experience, perspective, skills, and knowledge of the industry in which the Company operates.

    In addition, the Nominating and Corporate Governance Committee may consider, with respect to an individual being considered for election or appointment a member of the Board of Directors, whether the individual's professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board of Directors' membership and collective attributes. Such considerations will vary based on the Board of Directors' existing membership and other factors, such as the strength of the individual's overall qualifications relative to diversity considerations.

  3.
  The Nominating and Corporate Governance Committee shall recommend the director and committee member nominees for approval by the Board of Directors and, if applicable, election by the stockholders of the Company.

  4.
  The Nominating and Corporate Governance Committee shall consider stockholder recommendations for possible nominees for election as members of the Board of Directors.

  5.
  The Nominating and Corporate Governance Committee shall annually evaluate the qualifications and diversity of current members of the Board of Directors who are available for reelection in light of the characteristics of independence, age, skills, experience, availability of service to the Company and tenure of its members, and of the Board of Director's anticipated needs.

  6.
  The Nominating and Corporate Governance Committee shall, upon a significant change in a member of the Board of Directors' personal circumstances (including a change in principal occupation) or in the event a significant ongoing time commitment arises that may be inconsistent with a member of the Board of Director's service to the Board of Directors, review, as appropriate, the continued membership of such member on the Board of Directors.

  7.
  The Nominating and Corporate Governance Committee shall report to the Board of Directors its conclusions with respect to the matters that the Nominating and Corporate Governance Committee has considered.

  8.
  The Nominating and Corporate Governance Committee shall establish and recommend to the Board of Directors guidelines for the removal of members of the Board of Directors.

  9.
  The Nominating and Corporate Governance Committee shall review the desirability of term limits for members of the Board of Directors and recommend to the Board of Directors policies in this regard from time to time.

  10.
  The Nominating and Corporate Governance Committee shall evaluate the leadership structure of the Board of Directors, including the responsibilities of the Board of Directors with respect to the Company's management and whether the Chairman of the Board of Directors is an "interested person" of the Company, and shall evaluate whether such leadership structure is appropriate for the Company in light of the Company's then-existing business and structure. If the Chairman of the Board of Directors is an "interested person" of the Company, the Nominating and Corporate Governance Committee shall consider whether appointment of a lead independent director is appropriate and, if such lead independent director is appointed, establish the role of such director in the leadership of the Company.

  11.
  The Nominating and Corporate Governance Committee shall oversee the evaluation of the Board of Directors and executive officers of the Company. In discharging this responsibility, the Nominating and Corporate Governance Committee shall solicit comments from all members of the Board of Directors and report annually to the Board of Directors on the results of such evaluation.

  12.
  The Nominating and Corporate Governance Committee shall review periodically with the Chairman of the Board of Directors and the Chief Executive Officer of the Company the succession plans relating to positions held by executive officers of the Company and make recommendations to the Board of Directors with respect to the process for selection, and the selection, of individuals to occupy these positions.

  13.
  The Nominating and Corporate Governance Committee shall review and reassess the adequacy of this Charter of the Nominating and Corporate Governance Committee annually and submit any proposed modifications to the Board of Directors for submission to the stockholders at an annual meeting for approval.

  14.
  The Nominating and Corporate Governance Committee shall conduct an annual evaluation of the Board of Directors and each committee thereof to determine whether each of them is functioning effectively, and submit a report to the full Board or Directors at the end of such evaluation. The Nominating and Corporate Governance Committee shall discuss the annual evaluation with the full Board of Directors following the end of each fiscal year.

  15.
  The Nominating and Corporate Governance Committee shall monitor compliance with the Company's Code of Conduct under the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations adopted thereunder from time to time, and the Listing Rules, including reviewing with the Chief Compliance Officer of the Company the adequacy and effectiveness of the Company's procedures to ensure proper compliance. The Nominating and Corporate

    Governance Committee shall also recommend amendments to the Company's Code of Conduct to the Board of Directors as the Nominating and Corporate Governance Committee may deem appropriate.

V.     Meetings

        Subject to the Company's bylaws or other organizational documents and resolutions of the Board of Directors, the Nominating and Corporate Governance Committee shall meet from time to time at the direction of its chairman, provided that the Nominating and Corporate Governance Committee shall not meet less frequently than annually, and is empowered to hold special meetings as circumstances require. The chairman of the Nominating and Corporate Governance Committee or any two members of the Nominating and Corporate Governance Committee may fix the time and place of the Nominating and Corporate Governance Committee's meetings unless the Board of Directors shall otherwise provide. Members of the Nominating and Corporate Governance Committee may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating can hear each other at the same time. Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a meeting of the Nominating and Corporate Governance Committee may also be taken without a meeting if all members of the Nominating and Corporate Governance Committee consent thereto in writing. The Nominating and Corporate Governance Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Company's minute book. The Nominating and Corporate Governance Committee may invite any member of the Board of Directors who is not a member of the Nominating and Corporate Governance Committee, management, counsel, representatives of service providers or other persons to attend meetings and provide information as the Nominating and Corporate Governance Committee, in its sole discretion, considers appropriate.

        One third, but not less than two, of the members of the Nominating and Corporate Governance Committee shall be present at any meeting of the Nominating and Corporate Governance Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Nominating and Corporate Governance Committee. In the absence or disqualification of any member of the Nominating and Corporate Governance Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he/she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member, so long as such appointee is an Independent Director.

Approved: July 12, 2016

 YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! STOCKHOLDER REGISTRATION PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2 3. By PHONE when you dial 1-888-227-9349 toll-free to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free (866) 342-4881 Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 12345678910 BAIN CAPITAL SPECIALTY FINANCE, INC. PROXY FOR AN ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 9, 2017 The undersigned, revoking prior proxies, hereby appoints Michael Treisman and Adriana Rojas Garzón, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto. Each of them, with full power of substitution, are entitled to vote shares held in the name of the undersigned as of the record date at the Annual Meeting of Stockholders of Bain Capital Specialty Finance, Inc. (the “Company”), to be held at the offices of the Company’s Counsel, Dechert, LLP, at 100 Oliver Street, Boston, MA 02110, on May 9, 2017, at 2:30 p.m. Eastern Time, or at any adjournment or postponement thereof, with respect to the Proposal described in the Notice of Meeting and accompanying Proxy Statement. The undersigned acknowledges receiving the Notice of Meeting and accompanying Proxy Statement. Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (866) 342-4881. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 9, 2017. The Proxy Statement for the Meeting is available at: https://www.proxyonline.com/docs/baincapitalsf.pdf

 BAIN CAPITAL SPECIALTY FINANCE, INC. YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be PROXY CARD exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. SIGNATURE (AND TITLE IF APPLICABLE)DATE SIGNATURE (IF HELD JOINTLY)DATE This proxy is solicited on behalf of the Fund’s Board of Directors, and the Proposal has been unanimously approved by the Board of Directors and recommended for approval by stockholders. When properly executed, this proxy will be voted as indicated or “FOR”, respectively, on the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxyholders’ best judgment as to any other matters that may arise at the Annual Meeting. THE BOARD OF DIRECTORS, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE CLASS I DIRECTOR NOMINEE. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: • PROPOSAL 1. To elect one Class I Director of the Company who will serve for a three-year term expiring at the 2020 annual meeting of stockholders or until his successor is duly elected and qualified FORWITHHOLD Nominee: Thomas A. Hough 2. To transact such other business as may properly come before the Annual Meeting or at any adjournment thereof. THANK YOU FOR VOTING

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 9, 2017
PROPOSAL ELECTION OF CLASS I DIRECTOR
CORPORATE GOVERNANCE
OTHER BUSINESS
COMMUNICATIONS WITH THE BOARD
ANNUAL AND QUARTERLY REPORTS
ADDITIONAL INFORMATION
STOCKHOLDER PROPOSALS
APPENDIX A BAIN CAPITAL SPECIALTY FINANCE, INC. AUDIT COMMITTEE CHARTER
APPENDIX B BAIN CAPITAL SPECIALTY FINANCE, INC. NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER